Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at December 31, 2012

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K/A and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - December 31, 2012

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net foreign exchange gains and losses, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the investee’s operations are not insurance or reinsurance related and where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Diluted Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation

Effective January 1, 2011, the Company redefined its Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE calculations. Following the redefinition, Operating Earnings (Loss) exclude the impact of net foreign exchange gains and losses, net of tax, in addition to net realized and unrealized gains and losses on investments, net of tax, and certain of the interest in earnings (losses) of equity investments, net of tax, and are calculated after preferred dividends. In addition, following the redefinition, Annualized Operating ROE is calculated on a diluted per share basis. All periods presented have been recast to reflect the Company’s redefined non-GAAP measures. For a reconciliation of the previously published non-GAAP measures for the year ended December 31, 2011 to the redefined non-GAAP measures, see the Company’s financial supplement as of December 31, 2011.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

		For the three months ended				For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Revenues
Gross premiums written	$931,434	$1,056,076	$1,163,243	$1,567,483	$897,962	$4,718,235	$4,633,054

Net premiums written	$920,288	$1,043,240	$1,136,046	$1,473,286	$879,886	$4,572,860	$4,486,329
Decrease (increase) in unearned premiums	247,852	193,851	(45,168)	(483,456)	301,515	(86,921)	161,425

Net premiums earned	1,168,140	1,237,091	1,090,878	989,830	1,181,401	4,485,939	4,647,754
Net investment income	135,669	135,266	153,506	146,896	155,540	571,338	629,148
Net realized and unrealized investment gains	5,113	257,429	38,132	192,735	74,553	493,409	66,692
Other income	3,777	2,744	2,654	2,746	3,072	11,920	7,915

Total revenues	1,312,699	1,632,530	1,285,170	1,332,207	1,414,566	5,562,606	5,351,509

Expenses
Losses and loss expenses and life policy benefits	800,851	721,137	706,137	576,486	1,069,204	2,804,610	4,372,570
Acquisition costs	245,520	247,058	232,723	211,608	238,772	936,909	938,361
Other operating expenses	112,319	94,697	106,184	98,174	113,033	411,374	434,846
Interest expense	12,227	12,224	12,223	12,220	12,219	48,895	48,949
Amortization of intangible assets	5,120	8,893	8,893	8,893	8,893	31,799	36,405
Net foreign exchange losses (gains)	3,341	2,015	(7,770)	2,589	(14,655)	175	(34,675)

Total expenses	1,179,378	1,086,024	1,058,390	909,970	1,427,466	4,233,762	5,796,456

Income (loss) before taxes and interest in earnings (losses) of equity investments	133,321	546,506	226,780	422,237	(12,900)	1,328,844	(444,947)
Income tax expense	22,826	64,149	50,136	67,174	3,341	204,284	68,972
Interest in earnings (losses) of equity investments	1,026	4,349	(498)	5,078	(1,402)	9,954	(6,372)

Net income (loss)	$111,521	$486,706	$176,146	$360,141	$(17,643)	$1,134,514	$(520,291)

Preferred dividends	$15,405	$15,405	$15,405	$15,405	$15,405	$61,622	$47,020

Operating earnings (loss) available to common shareholders	$95,671	$244,406	$142,018	$181,695	$(137,688)	$663,791	$(641,609)

Comprehensive income (loss), net of tax	$104,603	$518,871	$158,044	$376,237	$(22,420)	$1,157,755	$(536,991)

Per Share Data:
Earnings (loss) per common share:
Basic operating earnings (loss)	$1.58	$3.95	$2.22	$2.78	$(2.06)	$10.55	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(0.13)	3.59	0.29	2.43	0.85	6.23	0.23
Net foreign exchange gains (losses), net of tax	0.12	0.02	0.02	(0.02)	0.75	0.13	0.98
Interest in earnings (losses) of equity investments, net of tax	0.01	0.06	(0.01)	0.08	(0.03)	0.14	(0.11)

Basic net income (loss)	$1.58	$7.62	$2.52	$5.27	$(0.49)	$17.05	$(8.40)

Weighted average number of common shares outstanding	60,643.2	61,837.3	63,816.0	65,404.2	66,877.1	62,916.0	67,558.7

Diluted operating earnings (loss)	$1.55	$3.90	$2.20	$2.76	$(2.06)	$10.43	$(9.50)
Net realized and unrealized investment (losses) gains, net of tax	(0.12)	3.55	0.29	2.42	0.85	6.17	0.23
Net foreign exchange gains (losses), net of tax	0.12	0.02	0.02	(0.02)	0.75	0.13	0.98
Interest in earnings (losses) of equity investments, net of tax	0.01	0.06	(0.01)	0.08	(0.03)	0.14	(0.11)

Diluted net income (loss)	$1.56	$7.53	$2.50	$5.24	$(0.49)	$16.87	$(8.40)

Weighted average number of common shares and common share equivalents outstanding	61,627.2	62,606.8	64,423.0	65,842.8	66,877.1	63,615.7	67,558.7

Dividends declared per common share	$0.62	$0.62	$0.62	$0.62	$0.60	$2.48	$2.35

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		December 31, 2010

Assets
Total investments	$15,973,230		$15,912,719		$15,031,945		$15,754,854		$15,287,245		$14,297,867
Funds held - directly managed	930,741		1,188,186		1,233,008		1,264,383		1,268,010		1,772,118
Cash and cash equivalents	1,121,705		1,336,362		1,512,418		1,210,229		1,342,257		2,111,084
Accrued investment income	184,315		175,066		160,392		181,898		189,074		201,928
Reinsurance balances receivable	1,991,991		2,329,907		2,358,432		2,571,038		2,059,976		2,076,884
Reinsurance recoverable on paid and unpaid losses	348,086		369,960		434,083		432,059		397,788		382,878
Funds held by reinsured companies	805,489		805,178		783,311		799,988		796,290		937,032
Deferred acquisition costs	568,391		602,660		620,277		636,537		547,202		595,557
Goodwill	456,380		455,533		455,533		455,533		455,533		455,533
Intangible assets	214,270		107,188		116,081		124,974		133,867		178,715
Other assets	385,834		357,371		366,483		364,163		378,131		354,775

Total assets	$22,980,432		$23,640,130		$23,071,963		$23,795,656		$22,855,373		$23,364,371

Liabilities
Unpaid losses and loss expenses	$10,709,371		$10,761,302		$10,661,012		$11,143,354		$11,273,091		$10,666,604
Policy benefits for life and annuity contracts	1,813,244		1,703,147		1,635,547		1,707,982		1,645,662		1,750,410
Unearned premiums	1,534,625		1,810,881		2,008,384		2,017,177		1,448,841		1,599,139
Other reinsurance balances payable	238,578		504,820		496,020		522,701		443,873		491,194
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	930,129		959,989		752,418		796,582		755,375		829,116

Total liabilities	16,046,936		16,561,128		16,374,370		17,008,785		16,387,831		16,157,452
Total shareholders’ equity	6,933,496		7,079,002		6,697,593		6,786,871		6,467,542		7,206,919

Total liabilities and shareholders’ equity	$22,980,432		$23,640,130		$23,071,963		$23,795,656		$22,855,373		$23,364,371

Shareholders’ Equity Per Common Share (excluding preferred shares)	$102.53		$100.79		$92.78		$90.23		$85.33		$95.55

Diluted Book Value Per Common Share and Common Share Equivalents Outstanding (assuming exercise of all share-based awards)	$100.84		$99.54		$91.88		$89.63		$84.82		$93.77

Number of Common Shares and Common Share Equivalents Outstanding	59,893.4		62,136.1		63,164.5		65,751.6		65,715.7		71,312.3

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	9%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	893,750	11	893,750	11	893,750	12	893,750	12	893,750	12	520,000	7
Common shareholders’ equity	6,039,746	78	6,185,252	78	5,803,843	77	5,893,121	77	5,573,792	77	6,686,919	83

Total Capital	$7,746,880	100%	$7,892,386	100%	$7,510,977	100%	$7,600,255	100%	$7,280,926	100%	$8,020,303	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net cash provided by (used in) operating activities:

Underwriting operations (1)	$91	$152	$(75)	$(68)	$(140)	$100	$(29)

Investment income	165	160	204	188	189	717	731

Taxes and foreign exchange	(32)	(25)	(26)	(41)	(59)	(124)	(128)

Net cash provided by (used in) operating activities	$224	$287	$103	$79	$(10)	$693	$574

Net cash provided by (used in) operating activities	$224	$287	$103	$79	$(10)	$693	$574

Net cash (used in) provided by investing activities	(208)	(335)	492	(168)	519	(219)	(1,080)

Net cash used in financing activities	(231)	(141)	(266)	(50)	(223)	(688)	(242)

Effect of foreign exchange rate changes on cash	1	13	(27)	7	(17)	(6)	(21)

(Decrease) increase in cash and cash equivalents	(214)	(176)	302	(132)	269	(220)	(769)

Cash and cash equivalents - beginning of period	1,336	1,512	1,210	1,342	1,073	1,342	2,111

Cash and cash equivalents - end of period	$1,122	$1,336	$1,512	$1,210	$1,342	$1,122	$1,342

(1)	For the year ended December 31, 2011, net cash provided by underwriting operations includes approximately $358 million of cash related to the release of assets from the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Net income (loss)	$111,521	$486,706	$176,146	$360,141	$(17,643)

Change in currency translation adjustment	(2,554)	32,992	(19,157)	17,207	(960)
Change in net unrealized gains or losses on investments, net of tax	(235)	(237)	(239)	(242)	(204)
Change in unfunded pension obligation, net of tax	(4,129)	(590)	1,294	(869)	(3,613)

Comprehensive income (loss)	$104,603	$518,871	$158,044	$376,237	$(22,420)

	For the year ended
	December 31, 2012	December 31, 2011

Net income (loss)	$1,134,514	$(520,291)

Change in currency translation adjustment	28,488	(11,834)
Change in net unrealized gains or losses on investments, net of tax	(953)	(949)
Change in unfunded pension obligation, net of tax	(4,294)	(3,917)

Comprehensive income (loss)	$1,157,755	$(536,991)

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended December 31, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$297	$85	$327	$24	$733	$198	$—	$931

Net premiums written	$297	$85	$316	$25	$723	$197	$—	$920
Decrease in unearned premiums	16	98	23	101	238	8	2	248

Net premiums earned	$313	$183	$339	$126	$961	$205	$2	$1,168
Losses and loss expenses and life policy benefits	(248)	(88)	(252)	(45)	(633)	(168)	—	(801)
Acquisition costs	(73)	(47)	(80)	(12)	(212)	(33)	—	(245)

Technical result	$(8)	$48	$7	$69	$116	$4	$2	$122

Other income					2	1	—	3
Other operating expenses					(70)	(15)	(27)	(112)

Underwriting result					$48	$(10)	n/a	$13

Net investment income						15	121	136

Allocated underwriting result (1)						$5	n/a	n/a

Net realized and unrealized investment gains							5	5
Interest expense							(12)	(12)
Amortization of intangible assets							(5)	(5)
Net foreign exchange losses							(3)	(3)
Income tax expense							(23)	(23)
Interest in earnings of equity investments							1	1

Net income							n/a	$112

Loss ratio (2)	79.2%	48.5%	74.3%	35.6%	65.9%
Acquisition ratio (3)	23.2	25.6	23.5	9.8	22.0

Technical ratio (4)	102.4%	74.1%	97.8%	45.4%	87.9%
Other operating expense ratio (5)					7.4

Combined ratio (6)					95.3%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended December 31, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$235	$97	$354	$19	$705	$193	$—	$898

Net premiums written	$235	$97	$337	$21	$690	$190	$—	$880
Decrease in unearned premiums	50	95	19	121	285	13	3	301

Net premiums earned	$285	$192	$356	$142	$975	$203	$3	$1,181
Losses and loss expenses and life policy benefits	(184)	(188)	(276)	(250)	(898)	(171)	—	(1,069)
Acquisition costs	(67)	(45)	(88)	(11)	(211)	(28)	—	(239)

Technical result	$34	$(41)	$(8)	$(119)	$(134)	$4	$3	$(127)

Other income					2	1	—	3
Other operating expenses					(78)	(15)	(20)	(113)

Underwriting result					$(210)	$(10)	n/a	$(237)

Net investment income						16	140	156

Allocated underwriting result (1)						$6	n/a	n/a

Net realized and unrealized investment gains							74	74
Interest expense							(12)	(12)
Amortization of intangible assets							(9)	(9)
Net foreign exchange gains							15	15
Income tax expense							(3)	(3)
Interest in losses of equity investments							(2)	(2)

Net loss							n/a	$(18)

Loss ratio (2)	64.6%	97.8%	77.5%	175.9%	92.1%
Acquisition ratio (3)	23.6	23.6	24.6	7.6	21.6

Technical ratio (4)	88.2%	121.4%	102.1%	183.5%	113.7%
Other operating expense ratio (5)					8.0

Combined ratio (6)					121.7%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2012
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$1,221	$684	$1,505	$500	$3,910	$802	$6	$4,718

Net premiums written	$1,219	$681	$1,415	$453	$3,768	$799	$6	$4,573
(Increase) decrease in unearned premiums	(43)	(3)	(42)	4	(84)	(4)	1	(87)

Net premiums earned	$1,176	$678	$1,373	$457	$3,684	$795	$7	$4,486
Losses and loss expenses and life policy benefits	(816)	(415)	(821)	(103)	(2,155)	(647)	(3)	(2,805)
Acquisition costs	(291)	(167)	(321)	(42)	(821)	(116)	—	(937)

Technical result	$69	$96	$231	$312	$708	$32	$4	$744

Other income					5	4	3	12
Other operating expenses					(257)	(52)	(102)	(411)

Underwriting result					$456	$(16)	n/a	$345

Net investment income						64	507	571

Allocated underwriting result (1)						$48	n/a	n/a

Net realized and unrealized investment gains							494	494
Interest expense							(49)	(49)
Amortization of intangible assets							(32)	(32)
Net foreign exchange losses							—	—
Income tax expense							(204)	(204)
Interest in earnings of equity investments							10	10

Net income							n/a	$1,135

Loss ratio (2)	69.4%	61.3%	59.8%	22.4%	58.5%
Acquisition ratio (3)	24.7	24.6	23.4	9.3	22.3

Technical ratio (4)	94.1%	85.9%	83.2%	31.7%	80.8%
Other operating expense ratio (5)					7.0

Combined ratio (6)					87.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2011
	North America	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non- life segment	Life segment	Corporate and Other	Total

Gross premiums written	$1,104	$682	$1,446	$599	$3,831	$790	$12	$4,633

Net premiums written	$1,104	$678	$1,344	$562	$3,688	$786	$12	$4,486
Decrease in unearned premiums	31	81	32	12	156	6	—	162

Net premiums earned	$1,135	$759	$1,376	$574	$3,844	$792	$12	$4,648
Losses and loss expenses and life policy benefits	(741)	(567)	(950)	(1,459)	(3,717)	(650)	(6)	(4,373)
Acquisition costs	(276)	(191)	(328)	(26)	(821)	(117)	—	(938)

Technical result	$118	$1	$98	$(911)	$(694)	$25	$6	$(663)

Other income					4	1	3	8
Other operating expenses					(283)	(53)	(99)	(435)

Underwriting result					$(973)	$(27)	n/a	$(1,090)

Net investment income						66	563	629

Allocated underwriting result (1)						$39	n/a	n/a

Net realized and unrealized investment gains							67	67
Interest expense							(49)	(49)
Amortization of intangible assets							(36)	(36)
Net foreign exchange gains							34	34
Income tax expense							(69)	(69)
Interest in losses of equity investments							(6)	(6)

Net loss							n/a	$(520)

Loss ratio (2)	65.3%	74.7%	69.1%	254.2%	96.7%
Acquisition ratio (3)	24.3	25.1	23.8	4.5	21.3

Technical ratio (4)	89.6%	99.8%	92.9%	258.7%	118.0%
Other operating expense ratio (5)					7.4

Combined ratio (6)					125.4%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$723	$856	$934	$1,255	$690	$3,768	$3,688

Net premiums earned	$961	$1,038	$890	$795	$975	$3,684	$3,844

Losses and loss expenses	(633)	(561)	(533)	(427)	(898)	(2,155)	(3,717)
Acquisition costs	(212)	(219)	(207)	(183)	(211)	(821)	(821)

Technical result	$116	$258	$150	$185	$(134)	$708	$(694)

Other income	2	1	—	1	2	5	4
Other operating expenses	(70)	(58)	(66)	(63)	(78)	(257)	(283)

Underwriting result	$48	$201	$84	$123	$(210)	$456	$(973)

Loss ratio (2)	65.9%	54.1%	59.9%	53.8%	92.1%	58.5%	96.7%
Acquisition ratio (3)	22.0	21.1	23.2	23.0	21.6	22.3	21.3

Technical ratio (4)	87.9%	75.2%	83.1%	76.8%	113.7%	80.8%	118.0%
Other operating expense ratio (5)	7.4	5.5	7.5	7.9	8.0	7.0	7.4

Combined ratio (6)	95.3%	80.7%	90.6%	84.7%	121.7%	87.8%	125.4%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(11.4) million and $(20.2) million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(73.6) million and $(96.6) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$297	$311	$270	$341	$235	$1,219	$1,104

Net premiums earned	$313	$335	$290	$238	$285	$1,176	$1,135

Losses and loss expenses	(248)	(251)	(185)	(133)	(184)	(816)	(741)
Acquisition costs	(73)	(83)	(69)	(66)	(67)	(291)	(276)

Technical result	$(8)	$1	$36	$39	$34	$69	$118

Loss ratio (2)	79.2%	74.9%	63.7%	55.9%	64.6%	69.4%	65.3%
Acquisition ratio (3)	23.2	24.8	23.8	27.5	23.6	24.7	24.3

Technical ratio (4)	102.4%	99.7%	87.5%	83.4%	88.2%	94.1%	89.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	43%	42%	37%	47%	40%	43%	40%
Property	14	22	20	22	18	20	18
Agriculture	25	18	31	5	20	19	20
Credit/Surety	4	5	5	5	4	4	5
Multiline	7	5	4	12	6	7	7
Motor	3	4	2	7	9	4	8
Other	4	4	1	2	3	3	2

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $Nil million and $Nil million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(2.7) million and $(3.0) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$85	$122	$128	$346	$97	$681	$678

Net premiums earned	$183	$172	$164	$159	$192	$678	$759

Losses and loss expenses	(88)	(110)	(119)	(98)	(188)	(415)	(567)
Acquisition costs	(47)	(42)	(39)	(38)	(45)	(167)	(191)

Technical result	$48	$20	$6	$23	$(41)	$96	$1

Loss ratio (2)	48.5%	63.9%	72.3%	61.6%	97.8%	61.3%	74.7%
Acquisition ratio (3)	25.6	24.9	23.9	23.9	23.6	24.6	25.1

Technical ratio (4)	74.1%	88.8%	96.2%	85.5%	121.4%	85.9%	99.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	54%	60%	67%	62%	69%	61%	70%
Motor	32	30	23	27	18	28	20
Casualty	14	10	10	11	13	11	10

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(3.2) million and $(8.0) million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(27.8) million and $(38.2) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$316	$354	$391	$353	$337	$1,415	$1,344

Net premiums earned	$339	$363	$363	$308	$356	$1,373	$1,376

Losses and loss expenses	(252)	(161)	(213)	(194)	(276)	(821)	(950)
Acquisition costs	(80)	(79)	(93)	(70)	(88)	(321)	(328)

Technical result	$7	$123	$57	$44	$(8)	$231	$98

Loss ratio (2)	74.3%	44.4%	58.8%	63.2%	77.5%	59.8%	69.1%
Acquisition ratio (3)	23.5	21.7	25.5	22.6	24.6	23.4	23.8

Technical ratio (4)	97.8%	66.1%	84.3%	85.8%	102.1%	83.2%	92.9%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	20%	13%	14%	14%	20%	15%	16%
Credit/Surety	21	18	18	21	19	19	20
Energy	7	9	7	4	8	7	8
Engineering	14	14	10	11	15	12	14
Marine	20	25	23	20	21	22	20
Specialty casualty	1	4	9	14	2	7	8
Specialty property	14	12	12	9	11	12	10
Other	3	5	7	7	4	6	4

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(7.7) million and $(9.9) million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(40.8) million and $(46.7) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$25	$69	$145	$215	$21	$453	$562

Net premiums earned	$126	$168	$73	$90	$142	$457	$574

Losses and loss expenses	(45)	(39)	(16)	(2)	(250)	(103)	(1,459)
Acquisition costs	(12)	(15)	(6)	(9)	(11)	(42)	(26)

Technical result	$69	$114	$51	$79	$(119)	$312	$(911)

Loss ratio (2)	35.6%	23.3%	22.5%	2.1%	175.9%	22.4%	254.2%
Acquisition ratio (3)	9.8	8.8	8.3	10.5	7.6	9.3	4.5

Technical ratio (4)	45.4%	32.1%	30.8%	12.6%	183.5%	31.7%	258.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(0.6) million and $(2.5) million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(2.3) million and $(8.6) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended					For the year ended
	December 31, 2012 (A)	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012 (A)	December 31, 2011

Net premiums written	$197	$187	$199	$215	$190	$799	$786

Net premiums earned	$205	$195	$200	$194	$203	$795	$792

Life policy benefits	(168)	(157)	(173)	(149)	(171)	(647)	(650)
Acquisition costs	(33)	(27)	(26)	(29)	(28)	(116)	(117)

Technical result	$4	$11	$1	$16	$4	$32	$25

Other income	1	1	1	—	1	4	1
Other operating expenses	(15)	(12)	(13)	(12)	(15)	(52)	(53)

Underwriting result	$(10)	$—	$(11)	$4	$(10)	$(16)	$(27)

Net investment income	15	15	17	17	16	64	66

Allocated underwriting result (1)	$5	$15	$6	$21	$6	$48	$39

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	66%	64%	65%	71%	66%	66%	71%
Longevity	32	33	32	27	31	31	26
Health	2	3	3	2	3	3	3

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(5.1) million and $(5.9) million, respectively, compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net premiums written and net premiums earned include foreign exchange impacts of $(34.9) million and $(37.1) million, respectively, compared to the year ended December 31, 2011.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Technical result	$2	$—	$1	$1	$3	$4	$6

Other income	—	1	2	1	—	3	3
Corporate expenses - acquisition related	—	—	—	—	—	—	(4)
Corporate expenses	(24)	(23)	(22)	(20)	(16)	(88)	(79)
Other operating expenses	(3)	(2)	(5)	(3)	(4)	(14)	(16)

Net investment income	121	120	136	130	140	507	563

Net realized and unrealized investment gains	5	257	38	193	74	494	67
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(5)	(9)	(9)	(9)	(9)	(32)	(36)
Net foreign exchange (losses) gains	(3)	(2)	8	(3)	15	—	34
Income tax expense	(23)	(64)	(50)	(67)	(3)	(204)	(69)
Interest in earnings (losses) of equity investments	1	5	(1)	5	(2)	10	(6)

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

		For the three months ended				For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Property	9%	14%	12%	19%	12%	14%	15%
Casualty	15	14	10	13	12	13	11
Motor	4	5	3	8	4	5	5
Multiline and other	3	2	1	3	2	3	2
Specialty
Agriculture	9	7	10	3	7	7	7
Aviation/Space	7	5	5	4	9	5	5
Catastrophe	3	6	13	15	2	10	13
Credit/Surety	8	7	8	6	8	7	7
Energy	3	3	2	1	3	2	2
Engineering	5	5	3	3	6	4	4
Marine	7	9	8	5	8	7	6
Specialty casualty	1	1	3	3	1	2	2
Specialty property	5	4	4	2	4	4	3
Life	21	18	18	15	22	17	18

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	39%	38%	39%	33%	34%	37%	36%
Europe	41	37	36	48	45	41	41
Asia, Australia and New Zealand	8	12	13	9	10	11	12
Latin America, Caribbean and Africa	12	13	12	10	11	11	11

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	67%	70%	73%	67%	68%	69%	72%
Direct	33	30	27	33	32	31	28

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	11%	22%	19%	50%	16%	26%	30%
Proportional	89	78	81	50	84	74	70

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	8%	20%	13%	34%	11%	24%	23%
Proportional	92	80	87	66	89	76	77

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	9%	14%	24%	31%	7%	20%	19%
Proportional	91	86	76	69	93	80	81

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	93%	98%	97%	98%	96%	98%	98%
Proportional	7	2	3	2	4	2	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	12%	25%	33%	49%	13%	33%	35%
Proportional	88	75	67	51	87	67	65

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$1,113		7%	$958		6%	$922		6%	$1,066		7%	$1,090		7%	$673		5%
Government Sponsored Enterprises (GSEs)	18		—	25		—	22		—	23		—	26		—	233		2
U.S. states, territories and municipalities	243		1	219		1	127		1	130		1	124		1	67		—
Non-U.S. sovereign government, supranational and government related	2,376		15	2,638		17	2,651		18	3,070		19	2,964		19	2,819		20
Corporates	6,656		42	6,378		40	5,813		39	6,067		39	5,747		38	6,144		43
Mortgage/asset-backed securities	3,989		25	4,121		26	4,085		27	4,056		26	3,991		26	2,889		20

Total fixed maturities	14,395		90	14,339		90	13,620		91	14,412		92	13,942		91	12,825		90
Short-term investments	151		1	161		1	32		—	39		—	42		—	49		—
Equities	1,094		7	1,072		7	1,050		7	943		6	945		6	1,072		8
Other invested assets	333		2	341		2	330		2	361		2	358		3	352		2

Total investments	$15,973		100%	$15,913		100%	$15,032		100%	$15,755		100%	$15,287		100%	$14,298		100%

Cash and cash equivalents	1,122			1,336			1,512			1,210			1,343			2,111
Total investments and cash	$17,095			$17,249			$16,544			$16,965			$16,630			$16,409

Maturity distribution:
One year or less	$1,081		7%	$1,175		8%	$872		6%	$597		4%	$571		4%	$930		7%
More than one year through five years	4,198		29	4,071		28	4,193		31	5,038		35	4,923		35	5,022		39
More than five years through ten years	4,337		30	4,232		29	3,696		27	3,954		27	3,713		26	3,418		27
More than ten years	941		7	901		7	806		6	806		6	786		6	615		5

Subtotal	10,557		73	10,379		72	9,567		70	10,395		72	9,993		71	9,985		78
Mortgage/asset-backed securities	3,989		27	4,121		28	4,085		30	4,056		28	3,991		29	2,889		22

Total	$14,546		100%	$14,500		100%	$13,652		100%	$14,451		100%	$13,984		100%	$12,874		100%

Credit quality by market value: (A)
AAA	13%			15%			16%			18%			25%			51%
AA	42			42			43			42			37			9
A	23			21			21			21			21			22
BBB	15			14			14			13			11			11
Below Investment Grade/Unrated	7			8			6			6			6			7

	100%			100%			100%			100%			100%			100%

Expected average duration	2.7	Yrs		3.0	Yrs		3.0	Yrs		2.9	Yrs		2.9	Yrs		3.0	Yrs
Average yield to maturity at market	2.0%			1.9%			2.3%			2.3%			2.4%			2.9%
Average credit quality	A			A			A			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest Single issuer as a Percentage of Invested Assets and cash

Distribution by sector - Corporate bonds
Finance	$1,454,453	21.9%	8.5%	0.8%
Consumer noncyclical	983,198	14.8	5.8	0.3
Communications	748,464	11.2	4.4	0.4
Utilities	686,469	10.3	4.0	0.3
Energy	487,681	7.3	2.9	0.5
Industrials	482,223	7.3	2.8	0.2
Consumer cyclical	408,339	6.1	2.4	0.3
Government guaranteed corporate debt	322,169	4.8	1.9	0.3
Insurance	293,938	4.4	1.7	0.2
Basic materials	229,665	3.5	1.3	0.1
Longevity and mortality bonds	163,533	2.5	1.0	0.3
Catastrophe bonds	140,647	2.1	0.8	0.1
Technology	135,816	2.0	0.8	0.1
Real estate investment trusts	110,459	1.7	0.6	0.1
Diversified	8,784	0.1	—	0.1

Total Corporate bonds	$6,655,838	100.0%	38.9%

Finance sector - Corporate bonds
Banks	$703,285	10.6%	4.1%
Investment banking and brokerage	331,112	5.0	2.0
Commercial and consumer finance	192,496	2.9	1.1
Financial services	187,135	2.8	1.1
Other	40,425	0.6	0.2

Total finance sector - Corporate bonds	$1,454,453	21.9%	8.5%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$43,195	$46,706	$535,071	$76,188	$2,125	$703,285
Investment banking and brokerage	—	—	307,231	22,828	1,053	331,112
Commercial and consumer finance	—	11,616	80,005	77,935	22,940	192,496
Financial services	—	169,854	10,931	5,367	983	187,135
Other	—	14,162	11,343	14,920	—	40,425

Total finance sector - Corporate bonds	$43,195	$242,338	$944,581	$197,238	$27,101	$1,454,453

% of total	3%	17%	65%	13%	2%	100%

Concentration of investment risk

The top 10 Corporate bond issues account for 15.0% of the Company’s total corporate bonds. The single largest issue accounts for 2.0% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2012
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash

Distribution by sector - Equities
Consumer noncyclical	$130,526	16.7%	0.8%	—%
Energy	118,213	15.1	0.7	0.1
Finance	100,405	12.8	0.6	0.1
Technology	78,914	10.1	0.4	0.1
Real estate investment trusts	66,846	8.5	0.4	0.1
Communications	65,722	8.4	0.4	—
Consumer cyclical	62,526	8.0	0.4	—
Industrials	59,242	7.6	0.3	0.1
Insurance	39,132	5.0	0.2	0.1
Basic materials	29,757	3.8	0.2	—
Utilities	28,709	3.7	0.2	—
Diversified	2,447	0.3	—	—

Total equities	$782,439	100.0%	4.6%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	277,510		1.6
Funds and ETFs holding equities	34,053		0.2

Total equities	$1,094,002		6.4%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 17.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 18.8% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 2.5% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2012
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$68,414	$93,530	$54,442	$13,002	$359,681	$589,069
U.S. Collaterized Mortgage Obligations	—	2,300	—	—	—	—	—	2,300
U.S. Mortgage Backed Securities (MBS)	579,052	1,868,845	—	—	—	—	—	2,447,897
U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	31,209	—	7,182	1,986	1,780	42,157
U.S. MBS Interest Only	48,549	121,895	—	—	—	—	85,785	256,229

	$627,601	$1,993,040	$99,623	$93,530	$61,624	$14,988	$447,246	$3,337,652

Non-U.S. Asset-Backed Securities	$—	$—	$84,655	$23,988	$25,758	$—	$—	$134,401
Non-U.S. Collaterized Mortgage Obligations	—	—	181,764	51,006	57,312	—	—	290,082
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	23,943	—	—	—	—	23,943
Non-U.S. Mortgage Backed Securities (MBS)	—	—	203,416	—	—	—	—	203,416

	$—	$—	$493,778	$74,994	$83,070	$—	$—	$651,842

Total mortgage/asset-backed securities	$627,601	$1,993,040	$593,401	$168,524	$144,694	$14,988	$447,246	$3,989,494

Corporate Securities	—	18,262	—	—	—	—	—	18,262

Total	$627,601	$2,011,302	$593,401	$168,524	$144,694	$14,988	$447,246	$4,007,756

% of total	16%	50%	15%	4%	4%	—%	11%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $156.0 million and a carrying value of $nil million at December 31, 2012 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2012					September 30, 2012		December 31, 2011
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$132,840	$—	$132,840	$—	$132,840	$133,603	$133,603	$170,092	$170,092
Principal Finance - Derivative Exposure Assumed	—	(1,494)	(1,494)	81,230	79,736	(2,603)	78,777	(2,174)	127,114
Insurance-Linked Securities	—	(2,173)	(2,173)	235,964	233,791	(1,234)	154,730	(968)	135,407
Commodities Futures	—	—	—	—	—	—	—	(1,756)	46,223
Strategic Investments	203,160	—	203,160	—	203,160	204,653	204,653	179,348	179,348

Total other invested assets - Private Markets Exposure Assumed	336,000	(3,667)	332,333	317,194	649,527	334,419	571,763	344,542	658,184

Other Credit Derivatives - Exposure Assumed	—	210	210	5,000	5,210	253	5,253	246	5,246
Other Credit Derivatives - Protection Purchased	—	(801)	(801)	(55,000)	(55,801)	(1,055)	(61,055)	(1,193)	(96,154)

Other (2)	9,345	(7,726)	1,619			7,938		14,559

Total other invested assets	$345,345	$(11,984)	$333,361			$341,555		$358,154

(1)	The total net exposures originated in Private Markets are $1,740 million at December 31, 2012 ($1,748 million and $1,629 million at September 30, 2012 and December 31, 2011, respectively). In addition to the net exposures listed above of $650 million at December 31, 2012 ($572 million and $658 million at September 30, 2012 and December 31, 2011, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $717 million of assets listed under Investments - Fixed Maturities and $7 million listed under Investments - Equities for a total exposure of $937 million at December 31, 2012 ($939 million and $824 million at September 30, 2012 and December 31, 2011, respectively).

•

Insurance-Linked Securities: $311 million of bonds listed under Investments - Fixed Maturities and $25 million of limits on transactions that use reinsurance accounting for a total exposure of $570 million at December 31, 2012 ($567 million and $562 million at September 30, 2012 and December 31, 2011, respectively).

•

Strategic Investments: $28 million of assets listed under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $233 million at December 31, 2012 ($242 million and $197 million at September 30, 2012 and December 31, 2011, respectively).

(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2012			September 30, 2012			June 30, 2012			March 31, 2012			December 31, 2011			December 31, 2010

Investments:
Fixed maturities
U.S. government	$129		15%	$221		21%	$222		20%	$218		19%	$111		11%	$95		6%
Government Sponsored Enterprises (GSEs)	90		11	136		13	146		14	157		14	158		15	193		12
Non-U.S. sovereign government, supranational and government related	234		28	273		25	276		25	290		25	275		26	385		25
Corporates	362		44	414		39	419		39	460		40	480		45	799		52
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total fixed maturities	815		98	1,044		98	1,063		98	1,125		98	1,024		97	1,484		96
Short-term investments	—		—	—		—	11		1	2		—	18		2	38		3
Other invested assets	18		2	17		2	15		1	18		2	16		1	21		1

Total investments	$833		100%	$1,061		100%	$1,089		100%	$1,145		100%	$1,058		100%	$1,543		100%

Cash and cash equivalents	54			90			64			47			176			129
Total investments and cash	$887			$1,151			$1,153			$1,192			$1,234			$1,672

Accrued investment income	10			15			13			14			14			20
Other funds held assets/liabilities	34			22			67			58			20			80

Total funds held - directly managed	$931			$1,188			$1,233			$1,264			$1,268			$1,772

Maturity distribution:
One year or less	$133		17%	$213		20%	$216		20%	$192		17%	$227		22%	$289		19%
More than one year through five years	515		63	622		60	642		60	705		63	573		55	814		53
More than five years through ten years	141		17	182		17	188		17	203		18	215		20	376		25
More than ten years	26		3	27		3	28		3	27		2	27		3	31		2

Subtotal	815		100	1,044		100	1,074		100	1,127		100	1,042		100	1,510		99
Mortgage/asset-backed securities	—		—	—		—	—		—	—		—	—		—	12		1

Total	$815		100%	$1,044		100%	$1,074		100%	$1,127		100%	$1,042		100%	$1,522		100%

Credit quality by market value: (A)
AAA	12%			12%			14%			15%			22%			45%
AA	58			61			59			59			50			27
A	24			22			23			21			24			24
BBB	6			5			4			5			4			4

	100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		2.9	Yrs		2.9	Yrs		3.0	Yrs		2.7	Yrs		3.1	Yrs
Average yield to maturity at market	1.0%			1.0%			1.3%			1.4%			1.7%			2.4%
Average credit quality	AA			AA			AA			AA			AA			AA

(A)	The decrease in AAA rated securities and the corresponding increase in AA rated securities at March 31, 2012 compared to December 31, 2011 largely reflects Standard & Poor’s decision in January 2012 to downgrade 9 Eurozone sovereign governments. While other rating agencies did not take similar action, it is the Company’s policy to use Standard & Poor’s ratings, when available, to rate its investments.

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2012
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest Single issuer as a Percentage of Funds Held - Directly Managed Investments and cash

Distribution by sector - Corporate bonds
Finance	$138,279	38.2%	15.6%	1.6%
Consumer noncyclical	61,136	16.9	6.9	1.1
Energy	50,348	13.9	5.7	1.2
Utilities	27,858	7.7	3.1	0.6
Basic materials	20,189	5.6	2.3	0.5
Communications	17,087	4.7	1.9	0.5
Government guaranteed corporate debt	13,667	3.8	1.5	1.1
Consumer cyclical	11,055	3.0	1.3	0.9
Industrials	9,035	2.5	1.0	0.4
Technology	8,127	2.2	0.9	0.5
Real estate investment trusts	3,573	1.0	0.4	0.4
Insurance	1,889	0.5	0.2	0.1

Total Corporate bonds	$362,243	100.0%	40.8%

Finance sector - Corporate bonds
Banks	$92,481	25.6%	10.4%
Financial services	18,542	5.1	2.1
Investment banking and brokerage	14,075	3.9	1.6
Commercial and consumer finance	9,107	2.5	1.0
Other	4,074	1.1	0.5

Total finance sector - Corporate bonds	$138,279	38.2%	15.6%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$12,538	$39,777	$37,046	$3,120	92,481
Financial services	146	13,830	4,566	—	18,542
Investment banking and brokerage	14,075	—	—	—	14,075
Commercial and consumer finance	—	2,408	6,699	—	9,107
Other	—	—	4,074	—	4,074

Total finance sector - Corporate bonds	$26,759	$56,015	$52,385	$3,120	$138,279

% of total	19%	41%	38%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 26.7% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 4.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

		For the three months ended				For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Fixed maturities	$125,903	$123,540	$129,900	$133,490	$138,233	$512,833	$561,576
Short-term investments, cash and cash equivalents	1,144	537	628	596	571	2,905	3,843
Equities	5,018	4,684	12,992	3,513	4,758	26,207	19,815
Funds held and other	9,435	10,741	13,330	10,602	11,095	44,109	49,502
Funds held - directly managed	6,275	6,586	7,577	8,593	11,936	29,031	37,919
Investment expenses	(12,106)	(10,822)	(10,921)	(9,898)	(11,053)	(43,747)	(43,507)

Net investment income (1)	$135,669	$135,266	$153,506	$146,896	$155,540	$571,338	$629,148

Net realized investment gains on fixed maturities and short-term investments	$49,761	$43,626	$62,202	$17,398	$73,155	$172,987	$157,207
Net realized investment gains on equities	18,868	5,495	6,370	41,421	25,136	72,155	90,866
Net realized (losses) gains on other invested assets	(971)	(2,604)	(18,321)	5,205	(27,529)	(16,691)	(176,295)
Change in net unrealized (losses) gains on other invested assets	(13,903)	(1,747)	(14,346)	20,428	(1,360)	(9,568)	(46,278)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(44,799)	150,046	32,995	47,821	(51,964)	186,063	128,224
Change in net unrealized investment (losses) gains on equities	(2,815)	51,260	(32,963)	50,771	57,314	66,253	(101,860)
Net other realized and unrealized investment gains	578	1,899	406	2,961	2,400	5,843	3,617
Net realized and unrealized investment (losses) gains on funds held - directly managed	(1,606)	9,454	1,789	6,730	(2,599)	16,367	11,211

Net realized and unrealized investment gains	$5,113	$257,429	$38,132	$192,735	$74,553	$493,409	$66,692

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2012, net investment income includes foreign exchange impacts of $(1.2) million compared to the three months ended December 31, 2011. For the year ended December 31, 2012, net investment income includes foreign exchange impacts of $(7.9) million compared to the year ended December 31, 2011.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Fixed maturities	$6,307	$6,746	$7,087	$7,620	$7,684	$27,760	$31,542
Short-term investments, cash and cash equivalents	333	375	167	171	681	1,046	1,906
Other	364	262	305	716	3,779	1,647	5,402
Investment expenses	(729)	(797)	18	86	(208)	(1,422)	(931)

Net investment income	$6,275	$6,586	$7,577	$8,593	$11,936	$29,031	$37,919

Net realized investment gains (losses) on fixed maturities and short-term investments	$8,642	$41	$108	$(386)	$(496)	$8,405	$5,369
Net realized investment gains (losses) on other invested assets	—	—	—	—	49	—	(42)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(10,019)	7,690	3,029	5,883	(868)	6,583	12,314
Change in net unrealized investment (losses) gains on other invested assets	(229)	1,723	(1,348)	1,233	(1,284)	1,379	(6,430)

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(1,606)	$9,454	$1,789	$6,730	$(2,599)	$16,367	$11,211

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$11,352,599	$11,273,091	$10,666,604
Reinsurance recoverable at beginning of period	(308,154)	(331,346)	(335,613)	(353,105)	(359,203)	(353,105)	(348,747)

Net liability at beginning of period	10,453,148	10,329,666	10,807,741	10,919,986	10,993,396	10,919,986	10,317,857

Net incurred losses related to:
Current year	793,291	753,068	648,522	590,814	949,645	2,785,694	4,252,766
Prior years	(160,564)	(188,758)	(115,140)	(163,603)	(51,573)	(628,065)	(530,457)

	632,727	564,310	533,382	427,211	898,072	2,157,629	3,722,309

Change in reserve agreement (1)	(18,862)	(39,739)	7,229	(34,792)	(18,682)	(86,163)	(61,383)

Net losses paid	(707,035)	(575,508)	(774,142)	(648,377)	(785,542)	(2,705,062)	(2,990,559)

Effects of foreign exchange rate changes	58,063	174,419	(244,544)	143,713	(167,258)	131,651	(68,238)

Net liability at end of period	10,418,041	10,453,148	10,329,666	10,807,741	10,919,986	10,418,041	10,919,986
Reinsurance recoverable at end of period	291,330	308,154	331,346	335,613	353,105	291,330	353,105

Gross liability at end of period	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$10,709,371	$11,273,091

Breakdown of gross liability at end of period:
Case reserves	$4,872,591	$5,000,805	$5,000,584	$5,189,842	$5,187,761	$4,872,591	$5,187,761
Additional case reserves	343,549	411,063	453,035	550,945	495,593	343,549	495,593
Incurred but not reported reserves	5,493,231	5,349,434	5,207,393	5,402,567	5,589,737	5,493,231	5,589,737

Gross liability at end of period	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$10,709,371	$11,273,091

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,373,852	$3,402,697	$3,310,449	$3,292,254	$3,287,364	$3,373,852	$3,287,364
Global (Non-U.S.) P&C	2,507,761	2,511,342	2,478,403	2,671,384	2,631,593	2,507,761	2,631,593
Global (Non-U.S.) Specialty	3,868,700	3,773,521	3,781,955	3,930,158	3,922,404	3,868,700	3,922,404
Catastrophe	959,058	1,073,742	1,090,205	1,249,558	1,431,730	959,058	1,431,730

Gross liability at end of period	$10,709,371	$10,761,302	$10,661,012	$11,143,354	$11,273,091	$10,709,371	$11,273,091

Unrecognized time value of non-life reserves	$465,625	$465,899	$493,597	$618,317	$560,860	$465,625	$560,860

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	111.7%	102.0%	145.1%	151.8%	87.5%	125.4%	80.3%
Non-life paid losses to net premiums earned ratio	73.5%	55.2%	86.9%	81.5%	80.3%	73.3%	77.6%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,703,147	$1,635,547	$1,707,982	$1,645,662	$1,678,201	$1,645,662	$1,750,410
Reinsurance recoverable at beginning of period	(9,836)	(9,635)	(9,221)	(9,874)	(10,633)	(9,874)	(14,739)

Net liability at beginning of period	1,693,311	1,625,912	1,698,761	1,635,788	1,667,568	1,635,788	1,735,671

Liability acquired related to the acquisition of Presidio	54,071	—	—	—	—	54,071	—

Net incurred losses related to:
Current year	167,612	162,638	170,889	160,204	175,199	661,343	650,771
Prior years	512	(5,811)	1,866	(10,929)	(4,067)	(14,362)	(510)

	168,124	156,827	172,755	149,275	171,132	646,981	650,261

Net losses paid	(145,060)	(142,721)	(174,862)	(131,047)	(154,225)	(593,690)	(718,926)

Effects of foreign exchange rate changes	22,114	53,293	(70,742)	44,745	(48,687)	49,410	(31,218)

Net liability at end of period	1,792,560	1,693,311	1,625,912	1,698,761	1,635,788	1,792,560	1,635,788
Reinsurance recoverable at end of period	20,684	9,836	9,635	9,221	9,874	20,684	9,874

Gross liability at end of period	$1,813,244	$1,703,147	$1,635,547	$1,707,982	$1,645,662	$1,813,244	$1,645,662

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$51,381	$66,621	$38,764	$61,717	$20,178	$218,483	$189,180
Global (Non-U.S.) P&C	39,929	28,686	17,981	27,683	26,369	114,279	115,995
Global (Non-U.S.) Specialty	45,944	90,602	58,549	55,428	6,478	250,523	128,975
Catastrophe	23,310	2,849	(154)	18,775	(1,452)	44,780	96,307

Total Non-life net prior year reserve development	$160,564	$188,758	$115,140	$163,603	$51,573	$628,065	$530,457

Non-life segment:
Net prior year reserve development due to changes in premiums	$(18,866)	$(13,761)	$(35,011)	$(26,333)	$(24,150)	$(93,971)	$(58,501)
Net prior year reserve development due to all other factors (2)	179,430	202,519	150,151	189,936	75,723	722,036	588,958

Total Non-life net prior year reserve development	$160,564	$188,758	$115,140	$163,603	$51,573	$628,065	$530,457

Life segment:
Net prior year reserve development due to GMDB (1)	$(3)	$5,227	$(4,784)	$9,569	$(32)	$10,009	$5,245
Net prior year reserve development due to all other factors (2)	(509)	584	2,918	1,360	4,099	4,353	(4,735)

Total Life net prior year reserve development	$(512)	$5,811	$(1,866)	$10,929	$4,067	$14,362	$510

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At December 31, 2012, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.0 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $4.9 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		Oct 1, 2012		July 1, 2012		April 1, 2012		January 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,173		$1,173		$1,253		$1,210
U.S. Northeast	Hurricane	1,000		1,000		1,068		1,074
U.S. Gulf Coast	Hurricane	1,069		1,069		997		977
Caribbean	Hurricane	272		272		292		280
Europe	Windstorm	927		927		884		922
Japan	Typhoon	164		164		161		128
California	Earthquake	734	$923	734	$923	856	$1,072	865	$1,086
British Columbia	Earthquake	350	526	350	526	355	527	363	542
Japan	Earthquake	502	543	502	543	537	578	802	851
Australia	Earthquake	468	582	468	582	479	626	478	627
New Zealand	Earthquake	320	339	320	339	338	378	347	385

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the “PartnerRe’s Natural Catastrophe PMLs” document which is available on the Company’s website at www.partnerre.com in the Investor Relations section on the Financial Information page under Supplementary Financial Data.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share available to common shareholders (1)	7.4%	35.5%	11.8%	24.7%	(2.1)%	19.9%	(9.0)%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.6)	16.7	1.3	11.4	3.6	7.3	0.2

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.6	0.1	0.1	(0.1)	3.2	0.1	1.0

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.1	0.3	—	0.4	(0.1)	0.2	(0.1)

Annualized operating return on beginning diluted book value per common share (1)	7.3%	18.4%	10.4%	13.0%	(8.8)%	12.3%	(10.1)%

Net income (loss)	$111,521	$486,706	$176,146	$360,141	$(17,643)	$1,134,514	$(520,291)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(7,356)	221,825	18,325	159,221	56,384	392,014	15,104
Net foreign exchange gains (losses), net of tax	7,281	1,418	1,277	(1,630)	50,150	8,345	66,433
Interest in earnings (losses) of equity investments, net of tax	520	3,652	(879)	5,450	(1,894)	8,742	(7,239)
Dividends to preferred shareholders	15,405	15,405	15,405	15,405	15,405	61,622	47,020

Operating earnings (loss) available to common shareholders	$95,671	$244,406	$142,018	$181,695	$(137,688)	$663,791	$(641,609)

Per diluted share:
Net income (loss)	$1.56	$7.53	$2.50	$5.24	$(0.49)	$16.87	$(8.40)
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.12)	3.55	0.29	2.42	0.85	6.17	0.23
Net foreign exchange gains (losses), net of tax	0.12	0.02	0.02	(0.02)	0.75	0.13	0.98
Interest in earnings (losses) of equity investments, net of tax	0.01	0.06	(0.01)	0.08	(0.03)	0.14	(0.11)

Operating earnings (loss)	$1.55	$3.90	$2.20	$2.76	$(2.06)	$10.43	$(9.50)

(1)	Excluding preferred shares of $893,750 at January 1, 2012 and $520,000 at January 1, 2011.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010

Reconciliation of GAAP and non-GAAP measures:
Shareholders’ equity	$6,933,496	$7,079,002	$6,697,593	$6,786,871	$6,467,542	$7,206,919
Less:
Preferred shares, aggregate liquidation value	893,750	893,750	893,750	893,750	893,750	520,000

Common shareholders’ equity	6,039,746	6,185,252	5,803,843	5,893,121	5,573,792	6,686,919

Less:
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax	657,604	682,956	541,202	504,386	451,946	364,032

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$5,382,142	$5,502,296	$5,262,641	$5,388,735	$5,121,846	$6,322,887

Divided by:
Number of common shares and common share equivalents outstanding	59,893.4	62,136.1	63,164.5	65,751.6	65,715.7	71,312.3

Equals:
Diluted book value per common share and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$89.86	$88.55	$83.32	$81.96	$77.94	$88.66

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2010

Basic book value per common share
Total shareholders’ equity	$6,933,496	$7,079,002	$6,697,593	$6,786,871	$6,467,542	$7,206,919
Less: preferred shares, aggregate liquidation value	(893,750)	(893,750)	(893,750)	(893,750)	(893,750)	(520,000)

Common shareholders’ equity	$6,039,746	$6,185,252	$5,803,843	$5,893,121	$5,573,792	$6,686,919

Basic common shares outstanding	58,909.4	61,366.7	62,557.5	65,313.0	65,322.3	69,986.2

Basic book value per common share	$102.53	$100.79	$92.78	$90.23	$85.33	$95.55

Diluted book value per common share

Common shareholders’ equity	$6,039,746	$6,185,252	$5,803,843	$5,893,121	$5,573,792	$6,686,919

Basic common shares outstanding	58,909.4	61,366.7	62,557.5	65,313.0	65,322.3	69,986.2
Add: Stock options and other	2,892.5	2,297.4	1,968.6	1,099.2	809.4	3,293.4
Add: Restricted stock units	864.3	877.6	877.5	780.9	489.0	940.4
Less: Stock options and other bought back via treasury stock method	(2,772.8)	(2,405.6)	(2,239.1)	(1,441.5)	(905.0)	(2,907.7)

Diluted common shares and common share equivalents outstanding	59,893.4	62,136.1	63,164.5	65,751.6	65,715.7	71,312.3

Diluted book value per common share	$100.84	$99.54	$91.88	$89.63	$84.82	$93.77

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended December 31, 2012		As at and for the year ended December 31, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,185	$99.54	$5,574	$84.82

Technical result	122	1.98	744	11.70
Other operating expenses	(112)	(1.82)	(411)	(6.47)
Net investment income	136	2.20	571	8.98
Amortization of intangible assets	(5)	(0.08)	(32)	(0.50)
Other, net	(9)	(0.14)	(36)	(0.58)
Operating income tax expense	(21)	(0.34)	(110)	(1.73)
Preferred dividends	(15)	(0.25)	(62)	(0.97)

Operating earnings	96	1.55	664	10.43

Net realized and unrealized investment (losses) gains, net of tax	(7)	(0.12)	392	6.17
Net foreign exchange gains, net of tax	7	0.12	8	0.13
Interest in earnings of equity investments, net of tax	—	0.01	9	0.14

Net income available to common shareholders	96	1.56	1,073	16.87

Common share dividends	(38)	(0.62)	(156)	(2.48)
Change in currency translation adjustment	(2)	(0.04)	28	0.45
(Repurchase) issuance of common shares, net	(197)	0.80	(474)	2.07
Change in other accumulated comprehensive income or loss, net of tax	(4)	(0.07)	(5)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.33)	n/a	(0.81)

Common shareholders’ equity / diluted book value per common share at end of period	$6,040	$100.84	$6,040	$100.84

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2011		As at and for the year ended December 31, 2010
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,687	$93.77	$7,126	$84.51

Technical result	(663)	(9.82)	520	6.65
Other operating expenses	(435)	(6.44)	(540)	(6.90)
Net investment income	629	9.31	673	8.60
Amortization of intangible assets	(36)	(0.54)	(31)	(0.40)
Other, net	(42)	(0.61)	(33)	(0.43)
Operating income tax expense	(48)	(0.71)	(62)	(0.79)
Preferred dividends	(47)	(0.69)	(35)	(0.44)

Operating (loss) earnings	(642)	(9.50)	492	6.29

Net realized and unrealized investment gains, net of tax	15	0.23	301	3.86
Net foreign exchange gains, net of tax	67	0.98	13	0.16
Interest in (losses) earnings of equity investments, net of tax	(7)	(0.11)	12	0.15

Net (loss) income available to common shareholders	(567)	(8.40)	818	10.46

Common share dividends	(159)	(2.35)	(158)	(2.05)
Change in currency translation adjustment	(12)	(0.17)	(67)	(0.85)
Repurchase of common shares, net	(358)	0.93	(1,018)	1.15
Preferred shares issuance costs	(12)	(0.18)	—	—
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.07)	(14)	(0.18)

Impact of change in number of common and common share equivalents outstanding	n/a	1.29	n/a	0.73

Common shareholders’ equity / diluted book value per common share at end of period	$5,574	$84.82	$6,687	$93.77